UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
of the
SECURITIES EXCHANGE ACT OF 1934

Date of Event Requiring Report: December 31, 2006

WWA GROUP, INC.

(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation or organization)

000-26927 (Commission File Number)	77-0443643 (IRS Employer Identification Number)

Eric Montandon, Chief Executive Officer
2465 West 12th Street, Suite 2 Tempe, Arizona 85281
(Address of principal executive offices)

(480) 505-0070
(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01        COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On December 31, 2006, World Wide Auctioneers, Ltd. (“WWA”), a wholly owned subsidiary of WWA Group, Inc. (the “Company”), concluded an agreement (the “Purchase Agreement”) with Steven Rogers, the sole officer and director of Power Track Projects, FZE (“Power Track”), a Fujeirah Free Zone company, acquiring a thirty two and a half percent (32½%) interest in Power Track in exchange for one million five hundred thousand dollars ($1,500,000) and a secured non-interest bearing loan made to Power Track, in the amount of eight hundred and fifty thousand dollars ($850,000), to be repaid to WWA within one hundred and eighty (180) days of the closing date. Steven Rogers, pursuant to the Purchase Agreement, further committed to loan Power Track an additional five hundred thousand dollars ($500,000) within ninety (90) days of the closing date.

Power Track is a licensed equipment and project management company that is currently engaged by the government of Ras Al Khaimah, United Arab Emirates, to move over twenty five (25) million tons of limestone through 2010. The removed limestone is marketed by Power Track as processed aggregate, quarry run and armor stone. The process of removing the limestone is completed by earthmoving and support equipment that work with three (3) crushing machines capable of producing over ten thousand (10,000) tons of crushed aggregate per day. Power Track intends to expand operations to include washed sand and concrete batching in the near future.

Neither WWA nor any of its affiliates, directors, or officers has any material relationship with Steven Rogers or Power Track, other than in respect to the agreements pertaining to this transaction.

ITEM 5.02       DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

(b)     Effective December 8, 2006, the Company accepted the resignation of Yong Wee Haut as a member of the board of directors.

ITEM 9.01          FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is included as part of this report:

      Exhibit No.      Page No.     Description

     10(i)                   4                  Share Purchase Agreement dated December 20, 2006

_____________________________________________________________________________________

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WWA GROUP, INC.                                                           DATE

By: /s/ Eric Montandon                                                            February 15, 2007

Name: Eric Montandon

Title: Chief Executive Officer

EXHIBIT 10 (i)

Share Purchase Agreement

This Share Purchase Agreement is entered into on December 20, 2006, between:

Steven Edward Rogers, American with passport number 711785898, sole director and shareholder of Power Track Projects, FZE, (“Power Track”) a Fujeirah Free Zone Company located at P.O. Box 5036, Fujeirah Free Zone, U.A.E., (hereinafter referred to as “Seller”).

and

World Wide Auctioneers, Ltd., a British Virgin Island registered company, located at P.O. Box 17774 Jebel Ali Free Zone, Dubai, U.A.E., represented by its Managing Director Eric Montandon (hereinafter referred to as the "Buyer" or "WWA")

WHEREAS:

The Seller established Power Track as a licensed equipment and project management company, and entered into a contract to manage a mining and earthmoving project for the Government of Ras Al Khaimah.

The Buyer has indicated a desire to acquire equity in Power Track, and the Seller has indicated a desire to sell equity in Power Track under the terms and conditions described herein.

THEREFORE:

This Agreement is witness that in consideration of the mutual promises and covenants contained herein and other notable consideration, the receipt and sufficiency of which are hereby acknowledged by both parties, the Buyer and the Seller do hereby agree as follows:-

      Article 1. Interpretation

a)     Definitions:

In this Agreement and the exhibits annexed hereto, the following terms shall have the respective meaning indicated below:

o “The Company” or “Power Track” – Power Track Projects, FZE, a company registered under the laws of the Fujeirah Free Zone

o The “Shares” refers to an amount of shares equal to 32.5% of all issued and outstanding fully diluted shares of Power Track as of the effective date of this agreement.

o “Agreement” means this Agreement and any schedules attached hereto;

o “Business day” means any calendar day except Friday or Saturday, or any statutory holiday observed in the United Arab Emirates;

o “Effective date” means the date on which this Agreement was entered into;

o “Party” means either the Buyer or the Seller;

o “Parties” means both the Buyer and the Seller;

b)     Entire Agreement

This Agreement, together with any agreements and other documents to be delivered pursuant hereto, constitutes the entire agreement between the parties pertaining to the subject matter hereof and supersedes all prior agreements, negotiations, discussions and understandings, written or oral between the parties. Except as expressly provided in this Agreement, there are no representations, warranties conditions, other agreements or acknowledgements, whether direct or collateral, express or implied that form part of or affect this Agreement.

      Article 2. Purchase Price and Shares

a)	Buyer will pay to Seller US$1,500,000 (One-Million-Five-Hundred-Thousand US Dollars) cash as of the closing date below.

b)

Buyer will loan $850,000 (Eight-Hundred-Fifty-Thousand US Dollars) to Power Track on the closing date, to be repaid by Power Track within 180 business days of the closing date, bearing no interest, secured by earthmoving equipment owned unencumbered by Power Track, as collateral.

c)

Seller will transfer an amount of shares to Buyer representing 32.5% (Thirty-Two and One-Half percent), of the fully diluted issued and outstanding shares of Power Track, in return for the above consideration.

      Article 3. Conditions and Representations

a)	The Seller hereby confirms that it is the rightful and true owner of the shares being offered in Power Track, and as such has the right to sell the shares.

b)	The Seller hereby confirms that the shares of Power Track are fully paid, unencumbered and have no lien attached to them.

c)

The Seller hereby confirms that the Company has no outstanding liabilities that have not been disclosed to the Buyer in its audited financial statements as of September 30, 2006 and the un-audited pro-forma financial statements as of Dec 31, 2006. Seller confirms that he will inject an additional US$500,000 into the company in January – March 2007 to be used for working capital in the project, and Buyer will not be subject to any dilution by this capital injection.

d)	The Seller unconditionally and irrevocably:

1)

indemnifies the Buyer against all losses, damages, costs and expenses which the Buyer may now or in the future suffer or incur directly or indirectly from any undisclosed liability, breach or non-observance of a guaranteed obligation prior to the date of this agreement.

e)

The Buyer represents and warrants to the Seller that each of the following statements is true and accurate at the date of this Agreement and will be true and accurate on the Closing Date specified in Article 4, remaining in full force and effect on and after such Closing date:

i)	It has the power and the authority to enter into and perform its obligations under this Agreement and to carry out the transaction contemplated by this Agreement;

ii)	It has taken all necessary action to authorize its entry into and performance of this Agreement and to carry out the transaction contemplated by this Agreement;

iii)	Its obligations under this Agreement are valid and binding and enforceable against it in accordance with their terms.

f)

The Buyer acknowledges and agrees with the Seller that it has had the opportunity to, and has, conducted due diligence investigations in relation to Power Track and has had the opportunity to raise such enquiries with appropriate authorities as it considered necessary in relation to the Agreement.

g)

The purchase price has been agreed on by both parties, but both parties agree that the price bears no relationship to any publicly quoted market price for the Company’s common stock, nor to the assets, earnings, book value or to other recognized criteria of value for the Company.

h)

Buyer and Seller agree that the Purchase Price will constitute and represent a minority interest in the Company equal to 32.5% (thirty-two and one-half percent) of all issued and outstanding fully diluted shares in the Company at all times. The Seller or the Company cannot cause by any action the Buyer’s equity in the company to be reduced to level that is less than 32.5% of all issued and outstanding stock in the Company unless prior agreement of the Seller is obtained in writing.

j)

Buyer agrees that the equity in the Company being purchased is a minority interest and does not entitle Buyer to have any management control of the Company. However, Seller hereby agrees to grant the Buyer an option to take over management control of the Company at any time after June 30, 2007 if cash flow does not exceed US$500,000 (Five-Hundred-Thousand US Dollars) in any 90 days period after April 1, 2007.

      Article 4. Closing Date

All parties hereby agree that the transaction described herein shall be finalized and completed on December 31, 2006.

      Article 5. Governing Law

Both Parties agree to resolve any dispute by arbitration of the Fujeirah, U.A.E. Chamber of Commerce. In such case where a dispute cannot be arbitrated by the Chamber of Commerce, the matter will be resolved by the Courts of Fujeirah.

In witness whereof, each party hereto has caused this Agreement to be duly executed as of the date written below by an officer authorized in that behalf.

The Seller:                                                                    The Buyer:

/s/ Steven Rogers                                                          /s/ Eric Montandon

Steven Edward Rogers                                                 Eric Montandon

Dated: 20/12/06                                                           Dated: 20/12/06

Witness Signature /s/ Digamber Naswa

Name: Digamber Naswa

Dated: December 20, 2006